UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2007

 Commission file number: 0-23687

STOCKGROUP INFORMATION SYSTEMS INC.
(Exact name of small business issuer as specified in its charter)

Colorado	84-1379282
(State or other jurisdiction of incorporation or	(IRS Employer Identification No.)
organization)

Suite 500-750 West Pender Street, Vancouver, British Columbia, V6C 2T7
(Address of principal executive offices)

(604) 331-0995
 (Issuer's telephone number)

No Change
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This report amends our current report on Form 8-K filed with the Securities and Exchange Commission on
February 6, 2007 relating to the acquisition of Mobile Finance Division (A division of TeleCommunication
Systems, Inc.). The purpose of this report is to provide the financial statements and information required by
Item 9 of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

a)	Audited Combined Financial Statements of Mobile Finance Division (A division of TeleCommunication Systems, Inc.) (“MFD”)
	1)	Report of Independent Registered Public Accounting Firm
	2)	Combined Balance Sheets as of December 31, 2006 and 2005
	3)	Combined Statements of Operations for the years ended December 31, 2006 and 2005
	4)	Combined Statements of Net Investment in Division for the years ended December 31, 2006 and 2005
	5)	Combined Statements of Cash Flows for the years ended December 31, 2006 and 2005
	6)	Notes to Combined Financial Statements
b)	Unaudited Pro Forma Consolidated Financial Statements of Stockgroup Information Systems Inc
	1)	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2006
	2)	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006
	3)	Notes to Unaudited Pro Forma Consolidated Financial Statements
c)	Exhibits.

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Report of Independent Registered Public Accounting Firm

99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2007

Stockgroup Information Systems Inc.
(Registrant)

By: /s/ Susan Lovell

Susan Lovell
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Report of Independent Registered Public Accounting Firm

99.2	Unaudited Pro Forma Consolidated Financial Statements